Exhibit 23.1
Consent of Igler & Dougherty, P.A.

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IGLER & DOUGHERTY, P.A.
1501 Park Avenue East
Tallahassee, Florida 32301





                                     CONSENT

         We hereby consent to the references to this firm and our opinions in the Registration Statement on Form S-1 filed by Federal Trust Corporation ("Company"), and all amendments thereto regarding the issuance and registration of shares of common stock by the Company.



                                          IGLER & DOUGHERTY, P.A.


                                          /s/ IGLER & DOUGHERTY, P.A.



July 2, 1997





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IGLER & DOUGHERTY, P.A.
1501 Park Avenue East
Tallahassee, Florida 32301





                                     CONSENT

         We hereby consent to the references to this firm and our opinions in the Registration Statement on Form S-1 filed by Federal Trust Corporation ("Company"), and all amendments thereto regarding the issuance and registration of shares of common stock by the Company.



                                          IGLER & DOUGHERTY, P.A.


                                          -----------------------------



July 2, 1997